**FOURTH AMENDMENT TO LEASE SCHEDULE NO. 1**

**THIS FOURTH AMENDMENT TO LEASE SCHEDULE NO 1.** dated as of this **7th day of September, 2018** (the "**Fourth Amendment**") is entered into between Mentor Partner I, LLC, a California limited liability company ("**Lessor**"), G FarmaLabs Limited, a Nevada corporation, and G FarmaLabs DHS, LLC, a California limited liability (collectively, the "**Lessee**"), G FarmaBrands, Inc., a Nevada corporation, Ata Gonzalez, an individual, and Nicole Gonzalez, an individual (collectively, the "**Guarantor**") pursuant to that certain Master Equipment Lease Agreement dated as of **January 16, 2018**, (as amended, modified, supplemented, restated and/or replaced from time to time, the "**Lease**") between Lessor and Lessee.

**BACKGROUND**

**WHEREAS**, Lessor and Lessee entered into a certain Lease Schedule No. 1 dated January 16, 2018 (the "**Original Lease Schedule**"), a certain First Amendment to Lease Schedule No. 1 dated March 5, 2018 (the "**First Amendment**"), a certain Second Amendment to Lease Schedule No. 1 dated April 4, 2018 (the "**Second Amendment**"), and a certain Third Amendment to Lease Schedule No. 1 dated June 5, 2018 (the "**Third Amendment**") as amended by this Fourth Amendment and as may be amended, modified, supplemented, restated and/or replaced from time to time, (collectively, the "**Lease Schedule**") whereby Lessor agreed to purchase and lease to Lessee certain Equipment, to be delivered to Lessee's properties in the state of California that Lessee has disclosed and will continue to disclose to Lessor if there is any change in the Equipment locations pursuant to Section 5 of the Original Lease Schedule, as amended; and

**WHEREAS**, Lessor and Lessee desire to add G FarmaLabs DHS, LLC as an additional Lessee with lease rights and obligations related to the Lease Schedule and the Lease for the use of the Equipment for its manufacturing and product development purposes; and

**WHEREAS**, Lessor and Lessee desire to amend the Lease Schedule and Lease to add Ata Gonzalez and Nicole Gonzalez as additional guarantors; and

**WHEREAS**, Lessor and Lessee desire to amend the Lease Schedule to add additional leased Equipment; and

**WHEREAS**, Lessor and Lessee desire to amend the Rent Payments in conjunction with the Equipment lease modifications to the Lease Schedule contained herein; and

**WHEREAS**, Lessor and Lessee desire, in their mutual interest, to amend certain exhibits to the Lease Schedule contained herein; and

**NOW THEREFORE**, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee agree to amend the Lease as provided below.

**1. Modifications to the Lease Schedule and Lease**

a) **Additional Lessee.** Subject to the terms and conditions of the Lease and in any Lease Schedule or amendments incorporating the terms of the Lease, G FarmaLabs DHS, LLC, a California limited liability company agrees to lease from Lessor the Equipment and Lessor agrees that G FarmaLabs DHS, LLC is added as a Lessee to the Lease and Lease Schedule. From the date of this Fourth Amendment, G FarmaLabs DHS, LLC will receive the benefits of the Lease Schedule and Lease, as may be amended from time to time. The Lease and Lease Schedule obligations of G FarmaLabs Limited, a Nevada corporation will remain in full force and effect.

b) **Additional Guarantors.** Ata Gonzalez, an individual, and Nicole Gonzalez, an individual, each jointly and severally, agree to the responsibilities and obligations according to *Section 20 of the Lease*, "*Guarantee*." Ata Gonzalez and Nicole Gonzalez have each concurrently executed a separate, comprehensive guarantee. Where the comprehensive guarantee conflicts with *Section 20 of the Lease*, "*Guarantee*," the comprehensive guarantee dated August 31, 2018 shall govern.

c) **Additional Leased Equipment.** Upon the execution of this Fourth Amendment, Lessor leases to Lessee the additional Equipment listed under the line item titled "*Fourth Amendment - Additional Equipment*" as more completely described on **Exhibit C-1** "*Equipment Description,*" attached hereto.

d) **Increase in Rental Payments**. Commencing on **December 10, 2018**, and the **10th day** of the month hereinafter, the monthly rent for the Equipment during the Term of this Lease Schedule shall be increased by **Three Thousand Six**

**Hundred Ninenty-Three and 37/100 Dollars ($3,693.37)** per month, calculated at a **Ten Percent (10%)** annual interest rate over seven (7) years in **eighty-four (84) monthly payment installments** of (i) the principal amount, computed at a one-time step-up of the Total Invoice Cost, plus (ii) a risk premium and resale markup amount, computed at a percentage rate of **Thirty Percent (30%)** as the percentage of the balance of the Total Invoice Cost, plus (iii) an administrative fee of **Four Cents ($0.04)** on each One Hundred and 00/100 Dollars ($100.00) of the Total Invoice Cost, as set forth in more detail in **Exhibit D**, "*Schedule of Rent Amounts,*" attached to this Lease Schedule. The total monthly Lease cost is Two and 20/100 Dollars ($2.20) per One Hundred and 00/100 Dollars ($100.00) of total, fully loaded costs, of all sorts.

i. **Total Monthly Rent.** As a result of this Fourth Amendment monthly rent increase, commencing on **December 10, 2018** and the **10th day** of the month hereinafter, the total monthly rent will be **Twenty-One Thousand Nine Hundred Four and 15/100 Dollars ($21,904.15)** until January 10, 2025, and thereafter the total monthly rent due will be varied per month as further specified on **Exhibit D**, "*Schedule of Rent Amounts.*" Payment shall continue until November 10, 2025, or until the Rent is paid in full as further reflected at **Exhibit D,** "*Schedule of Rent Amounts,*" attached hereto.

e) **Modification to Lease Schedule Exhibits.**

i. **Exhibit C**, "*Equipment Schedule,*" to the First Amendment previously amended in the Second Amendment and the Third Amendment is hereby amended and the words: "*The Total Invoice Cost of the Equipment is One Million Seventy-Three Thousand Four Hundred Ninety-Four and 00/100 Dollars ($1,073,494.00)*"" is hereby deleted in in its entirety and is replaced with: "**The Total Invoice Cost of the Equipment is One Million Two Hundred Ninety-Eight Thousand Four Hundred and 00/100 ($1,298,400.00)"**

ii. **Exhibit C-1**, "*Equipment Description,* "is hereby amended to add the additional equipment attached hereto.

iii. **Exhibit C-2**, "*Documents Supporting Equipment Ownership,*" is hereby supplemented to add the additional supporting documents attached hereto.

iv. The former Schedule of Rent Amounts set forth in **Exhibit D,** "*Schedule of Rent Amounts,*" is hereby amended with the updated rent schedule attached hereto.

**2. General Terms and Conditions.**

(a) All capitalized terms used in this Fourth Amendment, unless otherwise defined herein, will have the same meaning as the terms contained in the Lease Schedule.

(b) In case of any inconsistencies between the terms and conditions contained in the Lease Schedule and the terms and conditions contained in this Fourth Amendment, the terms and conditions herein will control. Except as set forth below, all provisions of the Lease Schedule are ratified and remain unchanged and in full force and effect.

(c) This Fourth Amendment may be executed in duplicate counterparts, each of which will be deemed an original.

(d) Each of the parties represent and warrant that they have the right, power, legal capacity and authority to enter into and perform their respective obligations under this Fourth Amendment.

***** SIGNATURES ON FOLLOWING PAGE *****

**IN WITNESS WHEREOF**, the parties hereto have caused this Fourth Amendment to Lease Schedule No. 1 to be duly executed as of the day and year first above set forth.

**LESSOR:**

Mentor Partner I, LLC,
a California limited liability company

By: /s/ Chet Billingsley
Chet Billingsley, Chairman & Manager

Date: September 13, 2018

**LESSEE:**

G FarmaLabs Limited,
a Nevada corporation

By: /s/ Cristina Gonzalez
Cristina Gonzalez, President

Date: September 7, 2018

**LESSEE:**

G FarmaLabs DHS, LLC
a California limited liability company

By: /s/ Cristina Gonzalez
Cristina Gonzalez, President

Date: September 7, 2018

**GUARANTOR:**

G FarmaBrands, Inc.,
a Nevada corporation

By: /s/ Cristina Gonzalez
Cristina Gonzalez, President

Date: September 7, 2018

**GUARANTOR:**

Ata Gonzalez,
an individual

By: /s/ Ata Gonzalez
Ata Gonzalez

Date: September 7, 2018

**GUARANTOR:**

Nicole Gonzalez,
an individual

By: /s/ Nicole Gonzalez
Nicole Gonzalez

Date: September 7, 2018

**THE ONE AND ONLY CHATTEL PAPER ORIGINAL OF THIS LEASE SCHEDULE IS EVIDENCED BY THE EXECUTION BY LESSOR OF THE ACCEPTANCE AND ACKNOWLEDGEMENT BELOW.**

**ACCEPTED AND ACKNOWLEDGED BY LESSOR TO EVIDENCE THE CHATTEL PAPER ORIGINAL:**
**MENTOR PARTNER I, LLC**

By: /s/ Chet Billingsley
Chet Billingsley, Chairman & Manager

Date: September 13, 2018

**EXHIBIT C-1**

**EQUIPMENT DESCRIPTION**

*[See Attached Additional Equipment]*

**EXHIBIT C-1**
**EQUIPMENT DESCRIPTION**

| Item | Vendor | Part | Equip Location | Description | Quote/Invoice | Markup | Cost to G Farma * | Vendor Purchase Terms |
|---|---|---|---|---|---|---|---|---|
| **Bottling Equipment** | | | | | | | | |
| a | Accutek Invoice SO181800 | 28-042-USA | 1 | Turntable - 42" | $ 5,099.00 | | | |
| | | 04-505-P01 | | ACCUTEK APOF-12 APOF filling machines | 54,079.20 | | | |
| | | 50-PNG-CP2 | | Universal Neck Grabber Tooling Insert | 525.00 | | | |
| | | 22-500-000 | | Accutek Automatic Spindle Capper | 33,220.00 | | | |
| | | 26-B02-RBA | | Bottomless Conveyor | 5,450.00 | | | |
| | | 48-CU-SA1 | | Continuous Inkjet Printer | 17,170.41 | | | |
| | | 42-SL1-100 | | Sleeve Label Applicator | 77,024.00 | | | |
| | | 32-STM-SA1 | | Steam Tunnel Sales Assembly | 36,594.00 | | | |
| | | 28-015-C90 | | Turntable, 90 Degree Transfer Table | 1,895.00 | | | |
| | | 26-ST45-SA0 | | Sanitary Conveyor Assembly | 6,575.00 | | | |
| | | 50-BR1-L02 | | Bottle Rinser | 27,335.00 | | | |
| | | 50-010-000 | | Automatic Snap Capper | 24,045.00 | | | |
| | | 26-ST45-SA0 | | Sanitary Conveyor Assy 4 1/2" Wide | 7,310.00 | | | |
| | | 48-000-DT1 | | Thermal Transfer Printer, Sales Assy | 16,923.55 | | | |
| | | 50-009-000 | | Snap Capper, Semi-Automatic | 10,095.00 | | | |
| | | 43-060-088 | | Bullet Tooling for SL Series, Sleever | 5,595.00 | | | |
| | | 43-092-038 | | Bullet Tooling for SL Series Sleever Labeler - 92 mm LF | 3,490.00 | | | |
| | | 43-029-100 | | Bullet Tooling for SL Series Sleever Labeler - 29 mm LF | 3,490.00 | | | |
| | | 43-FSD-W03 | | 2 ea Feed Screw Change Part - White Delrin | 3,798.00 | | | |
| | | 55-STR-057 | | Star Wheel Tooling/Change Part - 57mm Pocket | 500.00 | | | |
| | | 55-STR-037 | | Star Wheel Tooling/Change Part - 37mm Pocket | 500.00 | | | |
| | | 50-PUC-T01 | | Puck Design/Tooling Charge | 500.00 | | | |
| | | 51-PUC-001 | | Puck. Container Handling Puck | 2,400.00 | | | |
| | | 23-090-000 | | 2 ea Transition Elbow - 90 Degree | 900.00 | | | |
| | | 26-B02-RBA | | Bottomless Conveyor - Variable Speed | 5,105.00 | | | |
| | | 1025-070 | | Chute Finger - 15 Degree w long fingers | 450.00 | | | |
| | | 26-E05-S4S | | Conveyor Extension | 1,655.00 | | | |
| | | | | Discount | (15,394.58) | | | |
| | | | | Delivery | 1,675.80 | | | |
| | | | | Service for Machines | 15,000.00 | | | 50% Deposit, Balance due prior to shipment |
| | | | | Vendor Total - Revised Invoice | **353,004.38** | | | |
| | | | | Estimated Sales/use tax on Equip Only(excludes service and delivery) | $ 29,428.75 | | | |
| | | | | | 382,433.13 | 30% | $ 497,163.00 | |
| **Lab Equipment** | | | | | | | | |
| b | Root Sciences | VKL 70-5 FDRR SKR | 2 | Single Stage Short path distillation plant | 145,000.00 | | | |
| | | | | Training & Parameters | 10,000.00 | | | |
| | | | | Freight | 5,000.00 | | | |
| | | | | Installation | 5,000.00 | | | **Paid in Full by Mentor Partner I, LLC** |
| | | | | Vendor Total | 165,000.00 | | | |
| | | | | Estimated sales/use tax on $145,000 equip | 12,687.50 | | | |
| | | | | | 177,687.50 | 30% | 230,994.00 | |
| c | Blackhawk Equipment Corp | Sullair Model ST-1509RD | 2 | 20 HP Air Compressor w/120 Gallon ASME Tank | 11,983.00 | | | |
| | | | | Caster Wheel & Labor | 500.00 | | | |
| | | | | Shipping and handling | 996.56 | | | |
| | | | | Vendor Total | 13,479.56 | | | **Paid in Full by Mentor Partner I, LLC** |
| | | | | Estimated sales/use tax | 1,092.26 | | | |
| | | | | | 14,571.82 | 30% | 18,943.00 | |
| d | Extraction Tek Solutions SO036 | Mep/10 | 2 | 10 Liter - Base with One Jaketed Extraction Vessel | 65,000.00 | | | |
| | | | | On-Site Training | 5,000.00 | | | |
| | | | | Estimated Freight | 2,000.00 | | | |
| | | | | Vendor Total | 72,000.00 | | | **Paid in Full by Mentor Partner I, LLC** |
| | | | | Estimated sales/use tax on $65,000 equip | 5,687.50 | | | |
| | | | | | 77,687.50 | 30% | 100,994.00 | |
| e | N.B. Oler | Mine | 2 | Diamond Mine Mini | 850.00 | | | |
| | | Sight | | 2" Metaglas Sight | 300.00 | | | |
| | | Spool | | 6"x2" Diamond Mine short spool ext | 150.00 | | | |
| | | | | Swagelok parts | 250.00 | | | |
| | | | | Vendor Total | 1,550.00 | | | |
| | | | | Estimated sales/use tax | 135.63 | | | **Paid in Full by Mentor Partner I, LLC** |
| | | | | | 1,685.63 | 30% | 2,191.00 | |
| f1 | Blaze Quote 17945 | SH-VDO096NG | 2 | (2 Qty) SH Scientific 3.4 cu ft Vacuum Oven | 10,080.00 | | | |
| | Pay to Pacific Combustion | | 2 | UL Listing for the Vacuum Ovens | 1,600.00 | | | |
| | | LS-CTK-C | | (2 Qty) Lab Society Dewar-Style Cold Trap Kits | 997.50 | | | |
| | | AI-3.2 Accutemp | | AI 3.2 CF Vacuum Oven | 5,769.00 | | | |
| | | | | A1 UL Listing | 660.00 | | | |
| | | LS-CTK-C | | Lab Society Dewar-Style Cold Trap Kits | 498.75 | | | |
| | | 2052B-01 | | Welch High Capacity PTFE Dry Vacuum pump | 3,860.00 | | | |
| | | 2052B-01 | | Welch High Capacity PTFE Dry Vacuum pump | 6,948.00 | | | |
| | | P80NHA101B | | PolyScience Immersion Chiller IP-80 | 4,791.50 | | | |
| | | | | Vendor Total | 35,204.75 | | | |
| | | | | Freight (Korea) | Unknown | | | |
| | | | | Estimated sales/use tax | 3,080.42 | | | **Paid in Full by Mentor Partner I, LLC** |
| | | | | | 38,285.17 | 30% | 49,771.00 | |
| f2 | Blaze Quote 17983 | | 2 | Pope 2" Wipe Fim Evaporator | 45,000.00 | | | |
| | See f | | | Freight (will be on pallet & full truck load) | Unknown | | | |
| | | | | Estimated sales/use tax | 3,937.50 | | | |
| | | | | | 48,937.50 | 30% | 63,619.00 | **Paid in Full by Mentor Partner I, LLC** |
| g | Converted Containers | | 2 | (20 foot) Converted Container for Extraction | 43,738.00 | | | |
| | Pay to Linked Equipment | | | Estimated Freight | | | | |
| | | | | Estimated sales/use tax | 3,827.08 | | | |
| | | | | | 47,565.08 | 30% | 61,835.00 | 50% down, 25% at shipping, Bal completion |
| | | | | TOTAL EQUIPMENT - Original | **$ 788,853.32** | | **$ 1,025,510.00** | **Total after Original Agreement** |
| **Second Amendment - Additional Equipment** | | | | | | | | |
| h | Extraction Tek Solutions SO303 | | 2 | Extraction Vessel Full Assembly (2) | 13,000.00 | | | |
| | | | | Turbo Add/Added Haskel Chiller & Coil | 13,500.00 | | | |
| | | | | Shipping | 1,000.00 | | | |
| | | | | | 27,500.00 | | | |
| | | | | Estimated sales/use tax on $26,500 | 2,318.75 | | | |
| | | | | | 29,818.75 | 30% | 38,764.00 | |
| | | | | **Total after Second Amendment** | **$ 818,672.07** | | **$ 1,064,274.00** | **Total after Second Amendment** |
| **Third Amendment - Addendum to Converted Containers** | | | | | | | | |
| i | Converted Containers | | 4 | Change Order to g above, Converted Container | 6,582.00 | | | |
| | Pay to Linked Equipment | | | Estimated sales tax | 510.11 | | | |
| | | | | | 7,092.11 | 30% | 9,220.00 | |
| | | | | **Total after Third Amendment** | **$ 825,764.18** | | **$ 1,073,494.00** | **Total after Third Amendment** |
| **Updates:** | | | | | | | | |
| **(A)** | Blaze shipping SO 2800 | | | | **875.50** | | | |
| **(A)** | Blaze shipping SO 2801 | | | | **993.73** | | | |
| | | | | | **1,869.23** | 30% | 2,430.00 | |
| | | | | **Total after Blaze Shipping** | **$ 827,633.41** | | **$ 1,075,924.00** | **Total after Blaze Shipping** |
| **Fourth Amendment - Additional Equipment** | | | | | | | | |
| j | Stainless Steel Equipment Manufacture Ltd. | | 4 | (2) Mixing Tanks, #4 Stainless Steel 304, 1000 gal | 47,400.00 | | | |
| | | | | (2) Bright Beer Tanks #4 Stainless Steel 304, 1000 gal | 16,800.00 | | | |
| | Change Order | | | (2) Homogenizers | 17,000.00 | | | |
| | Change Order | | | (2) Sher pumps with piping | 15,300.00 | | | |
| | | | | Deposit paid by G Farma | (19,260.00) | | | |
| | | | | Total equipment invoices | 77,240.00 | | | |
| | | | | Estimated sales/use tax | 7,478.75 | | | |
| | | | | Estimated Shipping $4,500 x 4 tanks | 18,000.00 | | | |
| | | | | Estimated import duty | 3,000.00 | | | |

**EXHIBIT C-1**
**EQUIPMENT DESCRIPTION**

| Item | Vendor | Part | Equip Location | Description | Quote/Invoice | Markup | Cost to G Farma * | Vendor Purchase Terms |
|---|---|---|---|---|---|---|---|---|
| | | | | Estimated brokering fee Anderson (5%) | 4,825.00 | | | |
| | | | | | 110,543.75 | 30% | 143,707.00 | |
| k | Anderson Brewing Consultation | | 4 | Inoxpa Inline Sheer Mixer, with cart | 7,709.67 | | | |
| | | | | 5 ft and 2 ft 1.5 tri-clover sanitary hose assy | 500.00 | | | |
| | | | | clamps, ferrules, edpm gaskets, btfly valves | 168.00 | | | |
| | | | | Stainless Steel Tank Welding Labor/Mtls | 800.00 | | | |
| | | | | Technical Consultation | 1,400.00 | | | |
| | | | | 2 Sanitary Elbows and 4 adtl seals | 42.49 | | | |
| | | | | 5% equipment brokering fee | 421.00 | | | |
| | | | | | 11,041.16 | | | |
| | | | | Estimated sales/use tax | 649.27 | | | |
| | | | | | 11,690.43 | 30% | 15,198.00 | |
| l | Tomric Systems, Inc. | A-TLMWIKI | 4 | TLM Wiki Flow Packing Machine | 38,999.00 | | | |
| | | | | Exit belt (300mm) | 2,075.00 | | | |
| | | | | Infeed extension (500mm) | 1,595.00 | | | |
| | | | | Zig Zag Blade | 345.00 | | | |
| | | | | Easy Open Blade | 425.00 | | | |
| | | | | Jaw with parallel sealing | 550.00 | | | |
| | | | | Special offset chain | 1,395.00 | | | |
| | | | | Total equipment invoice | 45,384.00 | | | |
| | | | | Estimated sales/use tax | 3,517.26 | | | |
| | | | | Shipping | TBD | | | |
| | | | | | 48,901.26 | 30% | 63,572.00 | |
| | | | | **Fourth Amendment Total** | 171,135.44 | 30% | 222,476.00 | **Total after Fourth Amendment** |
| | | | | **Total after Fourth Amendment** | **$ 998,768.85** | | **$ 1,298,400.00** | **TOTAL INVOICE COST**** |

* Amount does not include the administrative charge of $0.04 per month per $100 of original equipment cost that will be included on the monthly invoice.
** Total Invoice Cost may be adjusted for freight, taxes, and other equipment delivery and set up costs associated with the delivery of the Equipment.

## EXHIBIT C-2

## DOCUMENTS SUPPORTING EQUIPMENT OWNERSHIP

*[See Attached Additional Supporting Documents]*

# EXHIBIT D

## SCHEDULE OF RENT AMOUNTS

*[See Attached Updated Rent Schedule]*

# LEASE AMORTIZATION SCHEDULE

| ENTER VALUES (Fourth Amendment) | |
|---|---|
| *Lease amount* | $222,476.00 |
| *Annual interest rate* | 10.00% |
| *Loan period in years* | 7 |
| *Number of payments per year* | 12 |
| *Start date of loan* | 12/10/2018 |
| *Equipment est delivery* | 11/10/2018 |
| *Optional extra payments* | $ - |

| LEASE SUMMARY (Fourth Amendment) | |
|---|---|
| *Scheduled payment* | $3,693.37 |
| *Scheduled number of payment* | 84 |
| *Actual number of payments* | 84 |
| *Total early payments* | $0.00 |
| *Total interest* | $87,766.66 |

| | |
|---|---|
| LESSOR NAME | Mentor Partner I, LLC |
| LESSEE NAME | G FarmaLabs |

| PMT NO | PAYMENT DATE | BEGINNING BALANCE | SCHEDULED PAYMENT | EXTRA PAYMENT | Admin Fee $0.04 per $100 | *3rd Amendment TOTAL PAYMENT* | PRINCIPAL | INTEREST | ENDING BALANCE | CUMULATIVE INTEREST | *Prior thru Amend 3* *Previous Lease w/ 2, 3 & blaze Total Payment* | *4th Amendment* Combined Total Payment2 | Chg per $100 Mentor Cost |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 1 | 12/10/2018 | $222,476.00 | $3,693.37 | $0.00 | $69.43 | *$3,762.79* | $1,839.40 | $1,853.97 | $220,636.60 | $1,853.97 | *18,141.36* | **$21,904.15** | $ 2.20 |
| 2 | 1/10/2019 | $220,636.60 | $3,693.37 | $0.00 | $69.43 | *$3,762.79* | $1,854.73 | $1,838.64 | $218,781.87 | $3,692.61 | *18,141.36* | **$21,904.15** | $ 2.20 |
| 3 | 2/10/2019 | $218,781.87 | $3,693.37 | $0.00 | $69.43 | *$3,762.79* | $1,870.18 | $1,823.18 | $216,911.69 | $5,515.79 | *18,141.36* | **$21,904.15** | $ 2.20 |
| 4 | 3/10/2019 | $216,911.69 | $3,693.37 | $0.00 | $69.43 | *$3,762.79* | $1,885.77 | $1,807.60 | $215,025.92 | $7,323.38 | *18,141.36* | **$21,904.15** | $ 2.20 |
| 5 | 4/10/2019 | $215,025.92 | $3,693.37 | $0.00 | $69.43 | *$3,762.79* | $1,901.48 | $1,791.88 | $213,124.44 | $9,115.27 | *18,141.36* | **$21,904.15** | $ 2.20 |
| 6 | 5/10/2019 | $213,124.44 | $3,693.37 | $0.00 | $69.43 | *$3,762.79* | $1,917.33 | $1,776.04 | $211,207.11 | $10,891.30 | *18,141.36* | **$21,904.15** | $ 2.20 |
| 7 | 6/10/2019 | $211,207.11 | $3,693.37 | $0.00 | $69.43 | *$3,762.79* | $1,933.31 | $1,760.06 | $209,273.81 | $12,651.36 | *18,141.36* | **$21,904.15** | $ 2.20 |
| 8 | 7/10/2019 | $209,273.81 | $3,693.37 | $0.00 | $69.43 | *$3,762.79* | $1,949.42 | $1,743.95 | $207,324.39 | $14,395.31 | *18,141.36* | **$21,904.15** | $ 2.20 |
| 9 | 8/10/2019 | $207,324.39 | $3,693.37 | $0.00 | $69.43 | *$3,762.79* | $1,965.66 | $1,727.70 | $205,358.73 | $16,123.02 | *18,141.36* | **$21,904.15** | $ 2.20 |
| 10 | 9/10/2019 | $205,358.73 | $3,693.37 | $0.00 | $69.43 | *$3,762.79* | $1,982.04 | $1,711.32 | $203,376.69 | $17,834.34 | *18,141.36* | **$21,904.15** | $ 2.20 |
| 11 | 10/10/2019 | $203,376.69 | $3,693.37 | $0.00 | $69.43 | *$3,762.79* | $1,998.56 | $1,694.81 | $201,378.13 | $19,529.14 | *18,141.36* | **$21,904.15** | $ 2.20 |
| 12 | 11/10/2019 | $201,378.13 | $3,693.37 | $0.00 | $69.43 | *$3,762.79* | $2,015.21 | $1,678.15 | $199,362.91 | $21,207.29 | *18,141.36* | **$21,904.15** | $ 2.20 |
| 13 | 12/10/2019 | $199,362.91 | $3,693.37 | $0.00 | $69.43 | *$3,762.79* | $2,032.01 | $1,661.36 | $197,330.91 | $22,868.65 | *18,141.36* | **$21,904.15** | $ 2.20 |
| 14 | 1/10/2020 | $197,330.91 | $3,693.37 | $0.00 | $69.43 | *$3,762.79* | $2,048.94 | $1,644.42 | $195,281.97 | $24,513.08 | *18,141.36* | **$21,904.15** | $ 2.20 |
| 15 | 2/10/2020 | $195,281.97 | $3,693.37 | $0.00 | $69.43 | *$3,762.79* | $2,066.02 | $1,627.35 | $193,215.95 | $26,140.43 | *18,141.36* | **$21,904.15** | $ 2.20 |
| 16 | 3/10/2020 | $193,215.95 | $3,693.37 | $0.00 | $69.43 | *$3,762.79* | $2,083.23 | $1,610.13 | $191,132.72 | $27,750.56 | *18,141.36* | **$21,904.15** | $ 2.20 |
| 17 | 4/10/2020 | $191,132.72 | $3,693.37 | $0.00 | $69.43 | *$3,762.79* | $2,100.59 | $1,592.77 | $189,032.13 | $29,343.33 | *18,141.36* | **$21,904.15** | $ 2.20 |
| 18 | 5/10/2020 | $189,032.13 | $3,693.37 | $0.00 | $69.43 | *$3,762.79* | $2,118.10 | $1,575.27 | $186,914.03 | $30,918.60 | *18,141.36* | **$21,904.15** | $ 2.20 |
| 19 | 6/10/2020 | $186,914.03 | $3,693.37 | $0.00 | $69.43 | *$3,762.79* | $2,135.75 | $1,557.62 | $184,778.28 | $32,476.22 | *18,141.36* | **$21,904.15** | $ 2.20 |
| 20 | 7/10/2020 | $184,778.28 | $3,693.37 | $0.00 | $69.43 | *$3,762.79* | $2,153.55 | $1,539.82 | $182,624.74 | $34,016.04 | *18,141.36* | **$21,904.15** | $ 2.20 |
| 21 | 8/10/2020 | $182,624.74 | $3,693.37 | $0.00 | $69.43 | *$3,762.79* | $2,171.49 | $1,521.87 | $180,453.24 | $35,537.91 | *18,141.36* | **$21,904.15** | $ 2.20 |
| 22 | 9/10/2020 | $180,453.24 | $3,693.37 | $0.00 | $69.43 | *$3,762.79* | $2,189.59 | $1,503.78 | $178,263.66 | $37,041.69 | *18,141.36* | **$21,904.15** | $ 2.20 |
| 23 | 10/10/2020 | $178,263.66 | $3,693.37 | $0.00 | $69.43 | *$3,762.79* | $2,207.83 | $1,485.53 | $176,055.82 | $38,527.22 | *18,141.36* | **$21,904.15** | $ 2.20 |
| 24 | 11/10/2020 | $176,055.82 | $3,693.37 | $0.00 | $69.43 | *$3,762.79* | $2,226.23 | $1,467.13 | $173,829.59 | $39,994.35 | *18,141.36* | **$21,904.15** | $ 2.20 |
| 25 | 12/10/2020 | $173,829.59 | $3,693.37 | $0.00 | $69.43 | *$3,762.79* | $2,244.79 | $1,448.58 | $171,584.80 | $41,442.93 | *18,141.36* | **$21,904.15** | $ 2.20 |
| 26 | 1/10/2021 | $171,584.80 | $3,693.37 | $0.00 | $69.43 | *$3,762.79* | $2,263.49 | $1,429.87 | $169,321.31 | $42,872.80 | *18,141.36* | **$21,904.15** | $ 2.20 |
| 27 | 2/10/2021 | $169,321.31 | $3,693.37 | $0.00 | $69.43 | *$3,762.79* | $2,282.35 | $1,411.01 | $167,038.96 | $44,283.81 | *18,141.36* | **$21,904.15** | $ 2.20 |
| 28 | 3/10/2021 | $167,038.96 | $3,693.37 | $0.00 | $69.43 | *$3,762.79* | $2,301.37 | $1,391.99 | $164,737.58 | $45,675.80 | *18,141.36* | **$21,904.15** | $ 2.20 |
| 29 | 4/10/2021 | $164,737.58 | $3,693.37 | $0.00 | $69.43 | *$3,762.79* | $2,320.55 | $1,372.81 | $162,417.03 | $47,048.62 | *18,141.36* | **$21,904.15** | $ 2.20 |
| 30 | 5/10/2021 | $162,417.03 | $3,693.37 | $0.00 | $69.43 | *$3,762.79* | $2,339.89 | $1,353.48 | $160,077.14 | $48,402.09 | *18,141.36* | **$21,904.15** | $ 2.20 |
| 31 | 6/10/2021 | $160,077.14 | $3,693.37 | $0.00 | $69.43 | *$3,762.79* | $2,359.39 | $1,333.98 | $157,717.75 | $49,736.07 | *18,141.36* | **$21,904.15** | $ 2.20 |
| 32 | 7/10/2021 | $157,717.75 | $3,693.37 | $0.00 | $69.43 | *$3,762.79* | $2,379.05 | $1,314.31 | $155,338.70 | $51,050.38 | *18,141.36* | **$21,904.15** | $ 2.20 |
| 33 | 8/10/2021 | $155,338.70 | $3,693.37 | $0.00 | $69.43 | *$3,762.79* | $2,398.88 | $1,294.49 | $152,939.83 | $52,344.87 | *18,141.36* | **$21,904.15** | $ 2.20 |
| 34 | 9/10/2021 | $152,939.83 | $3,693.37 | $0.00 | $69.43 | *$3,762.79* | $2,418.87 | $1,274.50 | $150,520.96 | $53,619.37 | *18,141.36* | **$21,904.15** | $ 2.20 |
| 35 | 10/10/2021 | $150,520.96 | $3,693.37 | $0.00 | $69.43 | *$3,762.79* | $2,439.02 | $1,254.34 | $148,081.94 | $54,873.71 | *18,141.36* | **$21,904.15** | $ 2.20 |
| 36 | 11/10/2021 | $148,081.94 | $3,693.37 | $0.00 | $69.43 | *$3,762.79* | $2,459.35 | $1,234.02 | $145,622.59 | $56,107.73 | *18,141.36* | **$21,904.15** | $ 2.20 |
| 37 | 12/10/2021 | $145,622.59 | $3,693.37 | $0.00 | $69.43 | *$3,762.79* | $2,479.84 | $1,213.52 | $143,142.74 | $57,321.25 | *18,141.36* | **$21,904.15** | $ 2.20 |
| 38 | 1/10/2022 | $143,142.74 | $3,693.37 | $0.00 | $69.43 | *$3,762.79* | $2,500.51 | $1,192.86 | $140,642.23 | $58,514.11 | *18,141.36* | **$21,904.15** | $ 2.20 |
| 39 | 2/10/2022 | $140,642.23 | $3,693.37 | $0.00 | $69.43 | *$3,762.79* | $2,521.35 | $1,172.02 | $138,120.89 | $59,686.12 | *18,141.36* | **$21,904.15** | $ 2.20 |
| 40 | 3/10/2022 | $138,120.89 | $3,693.37 | $0.00 | $69.43 | *$3,762.79* | $2,542.36 | $1,151.01 | $135,578.53 | $60,837.13 | *18,141.36* | **$21,904.15** | $ 2.20 |
| 41 | 4/10/2022 | $135,578.53 | $3,693.37 | $0.00 | $69.43 | *$3,762.79* | $2,563.54 | $1,129.82 | $133,014.99 | $61,966.95 | *18,141.36* | **$21,904.15** | $ 2.20 |
| 42 | 5/10/2022 | $133,014.99 | $3,693.37 | $0.00 | $69.43 | *$3,762.79* | $2,584.91 | $1,108.46 | $130,430.08 | $63,075.41 | *18,141.36* | **$21,904.15** | $ 2.20 |
| 43 | 6/10/2022 | $130,430.08 | $3,693.37 | $0.00 | $69.43 | *$3,762.79* | $2,606.45 | $1,086.92 | $127,823.63 | $64,162.33 | *18,141.36* | **$21,904.15** | $ 2.20 |

| PMT NO | PAYMENT DATE | BEGINNING BALANCE | SCHEDULED PAYMENT | EXTRA PAYMENT | Admin Fee $0.04 per $100 | *3rd Amendment TOTAL PAYMENT* | PRINCIPAL | INTEREST | ENDING BALANCE | CUMULATIVE INTEREST | *Previous Lease w/ 2, 3 & blaze Total Payment* | Combined Total Payment2 | Chg per $100 Mentor Cost |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 44 | 7/10/2022 | $127,823.63 | $3,693.37 | $0.00 | $69.43 | *$3,762.79* | $2,628.17 | $1,065.20 | $125,195.46 | $65,227.53 | *18,141.36* | **$21,904.15** | $ 2.20 |
| 45 | 8/10/2022 | $125,195.46 | $3,693.37 | $0.00 | $69.43 | *$3,762.79* | $2,650.07 | $1,043.30 | $122,545.39 | $66,270.82 | *18,141.36* | **$21,904.15** | $ 2.20 |
| 46 | 9/10/2022 | $122,545.39 | $3,693.37 | $0.00 | $69.43 | *$3,762.79* | $2,672.15 | $1,021.21 | $119,873.24 | $67,292.03 | *18,141.36* | **$21,904.15** | $ 2.20 |
| 47 | 10/10/2022 | $119,873.24 | $3,693.37 | $0.00 | $69.43 | *$3,762.79* | $2,694.42 | $998.94 | $117,178.82 | $68,290.98 | *18,141.36* | **$21,904.15** | $ 2.20 |
| 48 | 11/10/2022 | $117,178.82 | $3,693.37 | $0.00 | $69.43 | *$3,762.79* | $2,716.87 | $976.49 | $114,461.95 | $69,267.47 | *18,141.36* | **$21,904.15** | $ 2.20 |
| 49 | 12/10/2022 | $114,461.95 | $3,693.37 | $0.00 | $69.43 | *$3,762.79* | $2,739.52 | $953.85 | $111,722.43 | $70,221.32 | *18,141.36* | **$21,904.15** | $ 2.20 |
| 50 | 1/10/2023 | $111,722.43 | $3,693.37 | $0.00 | $69.43 | *$3,762.79* | $2,762.34 | $931.02 | $108,960.09 | $71,152.34 | *18,141.36* | **$21,904.15** | $ 2.20 |
| 51 | 2/10/2023 | $108,960.09 | $3,693.37 | $0.00 | $69.43 | *$3,762.79* | $2,785.36 | $908.00 | $106,174.72 | $72,060.34 | *18,141.36* | **$21,904.15** | $ 2.20 |
| 52 | 3/10/2023 | $106,174.72 | $3,693.37 | $0.00 | $69.43 | *$3,762.79* | $2,808.58 | $884.79 | $103,366.15 | $72,945.13 | *18,141.36* | **$21,904.15** | $ 2.20 |
| 53 | 4/10/2023 | $103,366.15 | $3,693.37 | $0.00 | $69.43 | *$3,762.79* | $2,831.98 | $861.38 | $100,534.16 | $73,806.51 | *18,141.36* | **$21,904.15** | $ 2.20 |
| 54 | 5/10/2023 | $100,534.16 | $3,693.37 | $0.00 | $69.43 | *$3,762.79* | $2,855.58 | $837.78 | $97,678.58 | $74,644.30 | *18,141.36* | **$21,904.15** | $ 2.20 |
| 55 | 6/10/2023 | $97,678.58 | $3,693.37 | $0.00 | $69.43 | *$3,762.79* | $2,879.38 | $813.99 | $94,799.21 | $75,458.28 | *18,141.36* | **$21,904.15** | $ 2.20 |
| 56 | 7/10/2023 | $94,799.21 | $3,693.37 | $0.00 | $69.43 | *$3,762.79* | $2,903.37 | $789.99 | $91,895.84 | $76,248.28 | *18,141.36* | **$21,904.15** | $ 2.20 |
| 57 | 8/10/2023 | $91,895.84 | $3,693.37 | $0.00 | $69.43 | *$3,762.79* | $2,927.57 | $765.80 | $88,968.27 | $77,014.08 | *18,141.36* | **$21,904.15** | $ 2.20 |
| 58 | 9/10/2023 | $88,968.27 | $3,693.37 | $0.00 | $69.43 | *$3,762.79* | $2,951.96 | $741.40 | $86,016.31 | $77,755.48 | *18,141.36* | **$21,904.15** | $ 2.20 |
| 59 | 10/10/2023 | $86,016.31 | $3,693.37 | $0.00 | $69.43 | *$3,762.79* | $2,976.56 | $716.80 | $83,039.74 | $78,472.28 | *18,141.36* | **$21,904.15** | $ 2.20 |
| 60 | 11/10/2023 | $83,039.74 | $3,693.37 | $0.00 | $69.43 | *$3,762.79* | $3,001.37 | $692.00 | $80,038.38 | $79,164.28 | *18,141.36* | **$21,904.15** | $ 2.20 |
| 61 | 12/10/2023 | $80,038.38 | $3,693.37 | $0.00 | $69.43 | *$3,762.79* | $3,026.38 | $666.99 | $77,012.00 | $79,831.26 | *18,141.36* | **$21,904.15** | $ 2.20 |
| 62 | 1/10/2024 | $77,012.00 | $3,693.37 | $0.00 | $69.43 | *$3,762.79* | $3,051.60 | $641.77 | $73,960.40 | $80,473.03 | *18,141.36* | **$21,904.15** | $ 2.20 |
| 63 | 2/10/2024 | $73,960.40 | $3,693.37 | $0.00 | $69.43 | *$3,762.79* | $3,077.03 | $616.34 | $70,883.37 | $81,089.37 | *18,141.36* | **$21,904.15** | $ 2.20 |
| 64 | 3/10/2024 | $70,883.37 | $3,693.37 | $0.00 | $69.43 | *$3,762.79* | $3,102.67 | $590.69 | $67,780.70 | $81,680.06 | *18,141.36* | **$21,904.15** | $ 2.20 |
| 65 | 4/10/2024 | $67,780.70 | $3,693.37 | $0.00 | $69.43 | *$3,762.79* | $3,128.53 | $564.84 | $64,652.18 | $82,244.90 | *18,141.36* | **$21,904.15** | $ 2.20 |
| 66 | 5/10/2024 | $64,652.18 | $3,693.37 | $0.00 | $69.43 | *$3,762.79* | $3,154.60 | $538.77 | $61,497.58 | $82,783.67 | *18,141.36* | **$21,904.15** | $ 2.20 |
| 67 | 6/10/2024 | $61,497.58 | $3,693.37 | $0.00 | $69.43 | *$3,762.79* | $3,180.89 | $512.48 | $58,316.69 | $83,296.15 | *18,141.36* | **$21,904.15** | $ 2.20 |
| 68 | 7/10/2024 | $58,316.69 | $3,693.37 | $0.00 | $69.43 | *$3,762.79* | $3,207.39 | $485.97 | $55,109.30 | $83,782.12 | *18,141.36* | **$21,904.15** | $ 2.20 |
| 69 | 8/10/2024 | $55,109.30 | $3,693.37 | $0.00 | $69.43 | *$3,762.79* | $3,234.12 | $459.24 | $51,875.18 | $84,241.37 | *18,141.36* | **$21,904.15** | $ 2.20 |
| 70 | 9/10/2024 | $51,875.18 | $3,693.37 | $0.00 | $69.43 | *$3,762.79* | $3,261.07 | $432.29 | $48,614.11 | $84,673.66 | *18,141.36* | **$21,904.15** | $ 2.20 |
| 71 | 10/10/2024 | $48,614.11 | $3,693.37 | $0.00 | $69.43 | *$3,762.79* | $3,288.25 | $405.12 | $45,325.86 | $85,078.78 | *18,141.36* | **$21,904.15** | $ 2.20 |
| 72 | 11/10/2024 | $45,325.86 | $3,693.37 | $0.00 | $69.43 | *$3,762.79* | $3,315.65 | $377.72 | $42,010.21 | $85,456.49 | *18,141.36* | **$21,904.15** | $ 2.20 |
| 73 | 12/10/2024 | $42,010.21 | $3,693.37 | $0.00 | $69.43 | *$3,762.79* | $3,343.28 | $350.09 | $38,666.93 | $85,806.58 | *18,141.36* | **$21,904.15** | $ 2.20 |
| 74 | 1/10/2025 | $38,666.93 | $3,693.37 | $0.00 | $69.43 | *$3,762.79* | $3,371.14 | $322.22 | $35,295.79 | $86,128.80 | *18,141.36* | **$21,904.15** | $ 2.20 |
| 75 | 2/10/2025 | $35,295.79 | $3,693.37 | $0.00 | $69.43 | *$3,762.79* | $3,399.23 | $294.13 | $31,896.56 | $86,422.93 | *17,942.97* | **$21,705.76** | $ 2.20 |
| 76 | 3/10/2025 | $31,896.56 | $3,693.37 | $0.00 | $69.43 | *$3,762.79* | $3,427.56 | $265.80 | $28,469.00 | $86,688.74 | *801.13* | **$4,563.92** | $ 2.20 |
| 77 | 4/10/2025 | $28,469.00 | $3,693.37 | $0.00 | $69.43 | *$3,762.79* | $3,456.12 | $237.24 | $25,012.87 | $86,925.98 | *795.82* | **$4,558.61** | $ 2.20 |
| 78 | 5/10/2025 | $25,012.87 | $3,693.37 | $0.00 | $69.43 | *$3,762.79* | $3,484.92 | $208.44 | $21,527.95 | $87,134.42 | *145.68* | **$3,908.47** | $ 2.20 |
| 79 | 6/10/2025 | $21,527.95 | $3,693.37 | $0.00 | $69.43 | *$3,762.79* | $3,513.97 | $179.40 | $18,013.98 | $87,313.82 | *145.68* | **$3,908.47** | $ 2.20 |
| 80 | 7/10/2025 | $18,013.98 | $3,693.37 | $0.00 | $69.43 | *$3,762.79* | $3,543.25 | $150.12 | $14,470.74 | $87,463.94 | *144.84* | **$3,907.63** | $ 2.20 |
| 81 | 8/10/2025 | $14,470.74 | $3,693.37 | $0.00 | $69.43 | *$3,762.79* | $3,572.78 | $120.59 | $10,897.96 | $87,584.53 | - | **$3,762.79** | $ 2.20 |
| 82 | 9/10/2025 | $10,897.96 | $3,693.37 | $0.00 | $69.43 | *$3,762.79* | $3,602.55 | $90.82 | $7,295.41 | $87,675.34 | - | **$3,762.79** | $ 2.20 |
| 83 | 10/10/2025 | $7,295.41 | $3,693.37 | $0.00 | $69.43 | *$3,762.79* | $3,632.57 | $60.80 | $3,662.84 | $87,736.14 | - | **$3,762.79** | $ 2.20 |
| 84 | 11/10/2025 | $3,662.84 | $3,693.37 | $0.00 | $69.43 | *$3,732.27* | $3,632.32 | $30.52 | $0.00 | $87,766.66 | - | **$3,732.27** | $ 2.18 |